NUVEEN MULTI-MANAGER LARGE-CAP VALUE FUND

SUPPLEMENT DATED AUGUST 1, 2012

TO THE SUMMARY PROSPECTUS DATED OCTOBER 31, 2011

Thomas M. Cole, CFA, has been named a portfolio manager of the Fund for the portion of the Fund’s assets managed by Institutional Capital LLC (“ICAP”), effective immediately. Mr. Cole is a Senior Executive Vice President and Co-Director of Research at ICAP.

Joel Drescher has been named a portfolio manager of the Fund for the portion of the Fund’s assets managed by Symphony Asset Management LLC (“Symphony”), effective immediately. Mr. Drescher is a Co-Director of Equity at Symphony.

The Fund’s current portfolio managers will continue to serve as portfolio managers for the Fund.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-MLCVS-0812P